SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 31, 2004
                     (Previously reported as August 2, 2004)



                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


            1-5426                                        61-0505332
   (Commission File Number)                    (IRS Employer Identification No.)

    4360 Brownsboro Road, Suite 300
          Louisville, Kentucky                              40207
   (Address of principal executive offices)               (Zip Code)


               Registrant's telephone number, including area code
                                  502/893-4600



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 2.  Acquisition or Disposition of Assets

         On July 31, 2004, Thomas Industries Inc. (the "Company" or "Thomas") completed the sale of its 32% joint venture interest in Genlyte Thomas Group LLC
(GTG) to the Genlyte Group Incorporated for approximately $400 million, which is an estimate that will not be finalized until March 2005 due to tax considerations.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b)  Pro Forma Financial Information

              The Unaudited Pro Forma Consolidated Statements of Income set forth below give the effect to the sale of GTG (described in ITEM 2 above) as if the sale had occurred at the beginning of each period presented. The Unaudited Pro Forma Consolidated Condensed Balance Sheet at June 30, 2004 includes adjustments to reflect an estimated after-tax gain of approximately $84.6 million (based on a 6/30/04 book basis) on the sale of GTG assuming the sale had been completed as of that date. The pro forma gain adjustment has not been made to the Unaudited Pro Forma Consolidated Statements of Income, as it will not have a continuing impact on the Company's results of operations.

              The pro forma adjustments are based on presently available information and assumptions that management believes are reasonable and are described in the Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements. The unaudited pro forma financial information has been included as required by the Securities and Exchange Commission and is not necessarily indicative of the results that would have been reported had the disposition actually occurred on the dates specified, nor is it indicative of the results that may be obtained in the future.

              The Unaudited Pro Forma Consolidated Condensed Financial Statements should be read in conjunction with the Company's Annual Report for the year ended December 31, 2003 and the Company's unaudited financial statements for the six months ended June 30, 2004.



                                           THOMAS INDUSTRIES INC. AND SUBSIDIARIES
                               UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                                            FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                              (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                                     Pro Forma Adjustments
                                                                           --------------------------------------
                                                                                                 Other             Pro Forma As
                                                                  Actual        Sale of GTG    Adjustments         Adjusted (A)
                                                           --------------------  ----------   --------------    ---------------

 Net sales                                                       $ 212,174      $        -         $      -          $ 212,174
 Cost of products sold                                             136,228               -                -            136,228
                                                           --------------------  ----------     ------------    ---------------
    Gross profit                                                    75,946               -                -             75,946

 Selling, general and administrative expenses                       58,368               -             (284) (B)        58,084

 Equity income from GTG                                             15,419         (15,419) (C)           -                  -
                                                           --------------------  ----------     ------------    ---------------
    Operating income                                                32,997         (15,419)             284             17,862

 Interest expense                                                    1,961               -           (1,478) (D)           483
 Interest income (expense) and other                                   434               -                -                434
                                                           --------------------  ----------     ------------    ---------------
    Income before income taxes                                      31,470         (15,419)           1,762             17,813

 Income taxes                                                       11,015          (5,397) (E)       1,169 (F)          6,787
                                                           --------------------  ----------     ------------    ---------------
    Net income                                                   $  20,455      $  (10,022)        $    593          $  11,026
                                                           ====================  ==========     ============    ===============

    Net income per share - basic                                 $    1.18      $    (0.58)        $   0.03          $    0.64
                                                           ====================  ==========     ============    ===============
    Net income per share - dilutive                              $    1.15      $    (0.56)        $   0.03          $    0.62
                                                           ====================  ==========     ============    ===============


    Shares used in computing basic net income per share             17,355          17,355           17,355             17,355
                                                           ====================  ==========     ============    ===============
    Shares used in computing dilutive net income per share          17,743          17,743           17,743             17,743
                                                           ====================  ==========     ============    ===============




                                           THOMAS INDUSTRIES INC. AND SUBSIDIARIES
                               UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                                        FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003
                                              (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                                      Pro Forma Adjustments
                                                                            ------------------------------------
                                                                                                  Other           Pro Forma As
                                                                  Actual       Sale of GTG      Adjustments       Adjusted (A)
                                                             -------------- ---------------   --------------   ----------------

 Net sales                                                      $ 376,774        $      -         $      -        $   376,774
 Cost of products sold                                            246,832               -                -            246,832
                                                             -------------- ---------------   --------------   ----------------
    Gross profit                                                   129,942               -                -            129,942

 Selling, general and administrative expenses                      101,943               -             (566)(B)        101,377

 Equity income from GTG                                             32,138         (32,138)(C)            -                  -
                                                             -------------- ---------------   --------------   ----------------
    Operating income                                                60,137         (32,138)             566             28,565

 Interest expense                                                    4,237               -           (3,576)(D)            661
 Interest income (expense) and other                                  (221)              -                -               (221)
                                                             -------------- ---------------   --------------   ----------------
    Income before income taxes                                      55,679         (32,138)           4,142             27,683

 Income taxes                                                       18,340         (10,573)(E)        1,894(F)           9,661
                                                             -------------- ---------------   --------------   ----------------
    Net income before minority interest                             37,339         (21,565)           2,248             18,022

 Minority interest, net of tax                                          25              -                -                  25
                                                             -------------- ---------------   --------------   ----------------
    Net income                                                   $  37,314      $  (21,565)        $  2,248        $    17,997
                                                             ============== ===============   ==============   ================

    Net income per share - basic                                 $    2.17      $    (1.25)        $   0.13        $      1.05
                                                             ============== ===============   ==============   ================
    Net income per share - dilutive                              $    2.12      $    (1.23)        $   0.13        $      1.02
                                                             ============== ===============   ==============   ================


    Shares used in computing basic net income per share             17,200          17,200           17,200             17,200
                                                             ============== ===============   ==============   ================
    Shares used in computing dilutive net income per share          17,570          17,570           17,570             17,570
                                                             ============== ===============   ==============   ================





                     THOMAS INDUSTRIES INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEETS
                                AT JUNE 30, 2004
                                 (IN THOUSANDS)


                                                                                   Pro Forma Adjustments
                                                                         -----------------------------------------
                                                                                                                   Pro Forma As
                                                            Actual          Sale of GTG        Debt Payoff         Adjusted (A)
                                                        -----------------  -----------------   ---------------- -----------------

 ASSETS
 Current assets:
 Cash and cash equivalents                                     $  37,379        $ 316,382(G)      $ (109,032)(H)        $ 244,729

 Accounts receivable, net                                         59,448                -                  -               59,448
                                                                  70,021                -                  -               70,021
 Deferred income taxes                                             6,804                -                  -                6,804
 Other current assets                                              5,806                -                  -                5,806
                                                        -----------------  -----------------   ---------------- -----------------
   Total current assets                                          179,458          316,382           (109,032)             386,808

 Property, plant & equipment                                     106,789                -                  -              106,789
 Investment in GTG                                               224,767         (224,767)(G)              -                    -
 Other intangible assets, net                                     21,110                -                  -               21,110
 Goodwill                                                         62,545                -                  -               62,545
 Other assets                                                      4,828             (284)(G)              -                4,544
                                                        -----------------  -----------------   ---------------- -----------------
  TOTAL ASSETS                                                 $ 599,497        $  91,331         $ (109,032)           $ 581,796
                                                        =================  =================   ================ =================

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
 Notes payable                                                 $   5,082        $       -         $   (5,082)(H)        $       -
 Accounts payable                                                 15,350                -                  -               15,350
 Accrued expense and other current liabilities                    33,342                -                  -               33,342
 Dividends payable                                                 1,651                -                  -                1,651
 Income taxes payable                                              3,985                -                  -                3,985
 Current portion of long-term debt                                 9,775                -             (7,700)(H)            2,075
                                                        -----------------  -----------------   ---------------- -----------------
   Total current liabilities                                      69,185                -            (12,782)              56,403

 Deferred income taxes                                             5,788              497(G)               -                6,285
 Long-term debt, less current portion                            103,812                -            (96,250)(H)            7,562
 Long-term pension liability                                      13,189                -                  -               13,189
 Other long-term liabilities                                       9,184                -                  -                9,184
                                                        -----------------  -----------------   ---------------- -----------------
 TOTAL LIABILITIES                                               201,158              497           (109,032)              92,623

 Shareholders' equity:
 Preferred stock                                                       -                -                  -                    -
 Common stock                                                     18,275                -                  -               18,275
 Capital surplus                                                 139,791              760(G)               -              140,551
 Deferred compensation                                             1,518                -                  -                1,518
 Treasury stock held for deferred compensation                    (1,518)               -                  -               (1,518)
 Retained earnings                                               233,454           84,646(G)               -              318,100
 Accumulated other comprehensive income (loss)                    18,878            5,428(G)               -               24,306
 Less cost of treasury shares                                    (12,059)               -                  -              (12,059)
                                                        -----------------  -----------------   ---------------- -----------------
TOTAL SHAREHOLDERS' EQUITY                                       398,339           90,834                   -             489,173
                                                        -----------------  -----------------   ---------------- -----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $ 599,497        $  91,331         $ (109,032)           $ 581,796
                                                        =================  =================   ================ =================



                     THOMAS INDUSTRIES INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

Transaction Summary

The Company received $400.4 million of cash proceeds from the sale of its 32% interest in GTG. From this amount, we assumed transaction costs of $2.8 million and income taxes of $81.2 million would be paid, which would leave $316.4 million of net cash proceeds.

From the net cash proceeds, $109.0 million was used to pay short-term notes payable to banks of $5.1 million, $7.7 million of current portion of long-term debt, and $96.2 million of long-term debt.

Using the Company's book value at June 30, 2004, the Company's estimated net gain from the sale of GTG is $84.6 million, which was only included as an adjustment to the pro forma balance sheet as of June 30, 2004. The net gain was not included for pro forma income statement purposes for any period presented, since this net gain will not have a continuing impact on the Company's results of operations.

Adjustments to Unaudited Pro Forma Consolidated Condensed Financial Statements:

     (A) Represents the Company's pro forma statements of income and balance sheet for the periods and as of the date indicated. Pro forma as adjusted reflects the sale of its 32% interest in GTG and the use of a portion of the net proceeds from the sale to repay short-term and long-term debt.

     (B) The adjustment reflects the reduced bank fees and deferred loan amortization due to using a portion of the proceeds from the sale of GTG to pay down bank debt as of the beginning of the period, as follows:

                                          Six Months Ended   Twelve Months Ended
                                            June 30, 2004    December 31, 2003
                                            -------------    -----------------
        Description                                  (In thousands)
        -----------
     Reduced bank fees due to paying down debt   $160                $318
     Reduced deferred loan amortization           124                 248
                                                 ----                ----
     Total                                       $284                $566
                                                 ====                ====


     (C) The adjustment reflects the elimination of GTG equity income due to the sale of GTG as of the beginning of the period.

     (D) The adjustment reflects the reduced interest expense due to using a portion of the proceeds from the sale of GTG to pay down debt as of the beginning of the period. Specifically, the interest expense was calculated as follows for the respective period:

                                          Six Months Ended   Twelve Months Ended
        Description                         June 30, 2004     December 31, 2003
        ------------                      ----------------   ------------------
                                                     (In thousands)
     Revolving  credit notes at variable
     interest rates based
     on actual interest incurred                      $1,048         $2,053

     Industrial revenue bonds at variable
     interest rates based on actual interest incurred      8             17

     Senior notes at a 9.36% fixed rate for the
     outstanding balance multiplied
     by the appropriate number of days:
        $7.7 million outstanding 1/1/03-1/31/03            -             62
        $7.7 million outstanding 1/1/03-1/31/04           62            724
        $7.7 million outstanding 1/1/03-6/30/04          360            720
                                                      ------         ------
           Total related to senior notes                 422          1,506
                                                      ------         ------
     Total Interest Expense                           $1,478         $3,576
                                                      ======         ======


     (E) The adjustment reflects the tax effect of the pro forma adjustments at the Company's actual effective tax rates as follows:

                                     Six Months Ended     Twelve Months Ended
                                      June 30, 2004         December 31, 2003
                                      -------------         -----------------
        Description                                (In thousands)
        -----------                                                   -
     Elimination of GTG equity income     $15,419                $32,138
     Effective tax rate                     x  35%                x 32.9%
                                          -------                -------
     Total                                $ 5,397                $10,573
                                          =======                =======


     (F) The adjustment reflects the tax effect of the pro forma adjustments as follows:

                                          Six Months Ended   Twelve Months Ended
                                           June 30, 2004       December 31, 2003
                                           -------------       -----------------
          Description                                  (In thousands)
          -----------
     Reduced bank fees due to paying down debt   $   160            $   318
     Reduced deferred loan amortization              124                248
     Reduced interest expense due to paying
        down debt(see Footnote (D))                1,478              3,576
                                                 -------            -------

     Income before income taxes                    1,762              4,142
     Effective tax rate                            x  35%            x 32.9%
                                                 -------            -------
        Subtotal                                     617              1,363
                                                 -------            -------

     To adjust overall effective tax rate:
     Pro forma as adjusted-income before
        income taxes                              17,813             27,683
     Tax rate differential:
        From 35% to 38.1%                         x 3.1%
        From 32.98% to 34.9%                                         x 1.92%
                                                 -------            -------
     Subtotal                                        552                531
                                                 -------            -------
     Total                                      $  1,169            $ 1,894
                                                ========            =======

The increase in the Company's overall effective tax rate is primarily due to the impact of GTG's foreign equity earnings (recorded net of tax), which previously reduced the Company's effective tax rate.

     (G)  The adjustments reflect the sale of GTG as follows:


Description                                                                                (In thousands)
-----------                                                                                --------------
Gross cash proceeds from sale of GTG                                                          $400,350

Estimated transaction costs                                                                     (2,771)
Estimated income taxes                                                                         (81,197)
                                                                                              --------
Net cash proceeds from sale of GTG                                                             316,382

Less balances as of June 30, 2004:
   Elimination of the investment in GTG                                                       (224,767)
   Elimination of deferred loan costs related to debt being paid down                             (284)
   Elimination of deferred income tax assets related to GTG                                       (497)
   Acceleration of the expensing of stock options issued to GTG employees                         (760)
   Accumulated other comprehensive income (loss) adjustments:
      Elimination of minimum pension liabilities (net of tax) related to GTG     (4,938)
      Elimination of foreign currency translation related to GTG                   (490)        (5,428)
                                                                                 ------      ---------
Adjustment to retained earnings                                                              $  84,646
                                                                                             =========


     (H) The adjustments reflect the use of a portion of the proceeds from the sale of GTG to pay off the June 30, 2004 debt balances as follows:


Description                                                                                   (In thousands)
-----------                                                                                   --------------
Payoff short-term notes payable to banks                                                        $    5,082
Payoff senior notes                                                                                   7,700
Long-term debt, less current portion adjustments:
  Payoff revolving credit notes                                                  95,000
  Payoff industrial revenue bonds                                                 1,250             96,250
                                                                                 ------         ----------
Total reduction in cash                                                                           $109,032
                                                                                                ==========

(c) Exhibits

         Exhibit Number      Description
         --------------      -----------

                     2 Purchase Agreement dated May 20, 2004 among Genlyte Thomas Group LLC, The Genlyte Group Incorporated and the Company, filed as Exhibit 2 to registrant's report on Form 8-K filed May 21, 2004, hereby incorporated by reference.

                  99.1 Press Release dated August 2, 2004 announcing sale of its interest in Genlyte Thomas Group LLC, filed as Exhibit 99.1 to registrant's report on Form 8-K filed August 2, 2004, hereby incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THOMAS INDUSTRIES INC.
                                              (Registrant)

                                         By:  /s/ Phillip J. Stuecker
                                            -----------------------------------
                                            Phillip J. Stuecker, Vice President
                                            of Finance, Chief Financial Officer,
                                            and Secretary


Dated:  August 13, 2004